Exhibit 99.1

Contact:	FOR RELEASE:
Tyler H. Rose	February 18, 2022
President
(310) 481-8484

KILROY REALTY ANNOUNCES TRANSITION OF

CHIEF FINANCIAL OFFICER

LOS ANGELES, CA – February 18, 2022 — Kilroy Realty Corporation (NYSE: KRC, “Kilroy”) announced today that Michelle Ngo, Senior Vice President, Chief Financial Officer and Treasurer, has resigned from Kilroy effective February 25, 2022 to pursue another opportunity as Chief Financial Officer for a private real estate development company. Eliott Trencher, the company’s Chief Investment Officer, will act as interim Chief Financial Officer and Treasurer while the company commences a process to identify a permanent Chief Financial Officer.

“We want to thank Michelle for her over 15 years of service to the company,” said John Kilroy, the company’s Chairman and Chief Executive Officer. “We wish her the best in her new role.”

“I am truly appreciative of the experience I have gained at Kilroy, the friends I have made and the family with which I am honored to have been a part,” said Michelle Ngo. “The company is extremely well-positioned with a deep bench and I’m confident it will continue to maintain its position as a top innovator and leader in the REIT world.”

About Kilroy Realty Corporation

Kilroy Realty Corporation (NYSE: KRC, the “company”, “Kilroy”) is a leading U.S. landlord and developer, with operations in San Diego, Greater Los Angeles, the San Francisco Bay Area, the Pacific Northwest and Austin, Texas. The company has earned global recognition for sustainability, building operations, innovation and design. As pioneers and innovators in the creation of a more sustainable real estate industry, the company’s approach to modern business environments helps drive creativity and productivity for some of the world’s leading technology, entertainment, life science and business services companies.

The company is a publicly traded real estate investment trust (“REIT”) and member of the S&P MidCap 400 Index with more than seven decades of experience developing, acquiring and managing office, life science and mixed-use projects.

As of December 31, 2021, Kilroy’s stabilized portfolio totaled approximately 15.5 million square feet of primarily office and life science space that was 91.9% occupied and 93.9% leased. The company also had more than 1,000 residential units in Hollywood and San Diego, which had a quarterly average occupancy of 88.9%. In addition, the company had one 96,000 square foot in-process life science redevelopment project with total estimated redevelopment costs of $40.0 million and five in-process development projects with an estimated total investment of $2.2 billion, totaling approximately 2.6 million square feet of office and life science space. The in-process development and redevelopment office and life science space was 46% leased.

A Leader in Sustainability and Commitment to Corporate Social Responsibility

The company is listed on the Dow Jones Sustainability World Index and has been recognized by industry organizations around the world. The company’s stabilized portfolio was 73% LEED certified, 37% Fitwel certified, 76% of eligible office properties were ENERGY STAR certified, and 80% of our eligible stabilized residential properties were ENERGY STAR certified as of December 31, 2021.

The company has been recognized by GRESB as the listed sustainability leader in the Americas for eight of the last nine years. Other honors have included the National Association of Real Estate Investment Trust’s (NAREIT) Leader in the Light award for eight consecutive years and ENERGY STAR Partner of the Year for eight years as well as ENERGY STAR’s highest honor of Sustained Excellence, for the past six years.

A big part of the company’s foundation is its commitment to enhancing employee growth, satisfaction and wellness while maintaining a diverse and thriving culture. For the third year in a row, the company has been named to Bloomberg’s Gender Equality Index—recognizing companies committed to supporting gender equality through policy development, representation, and transparency.

More information is available at http://www.kilroyrealty.com.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on our current expectations, beliefs and assumptions, and are not guarantees of future performance. Forward-looking statements are inherently subject to uncertainties, risks, changes in circumstances, trends and factors that are difficult to predict, many of which are outside of our control. Accordingly, actual performance, results and events may vary materially from those indicated or implied in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future performance, results or events. Numerous factors could cause actual future performance, results and events to differ materially from those indicated in the forward-looking statements, including, among others: global market and general economic conditions and their effect on our liquidity and financial conditions and those of our tenants; adverse economic or real estate conditions generally, and specifically, in the States of California, Texas and Washington; risks associated with our investment in real estate assets, which are illiquid, and with trends in the real estate industry; defaults on or non-renewal of leases by tenants; any significant downturn in tenants’ businesses; our ability to re-lease property at or above current market rates; costs to comply with government regulations, including environmental remediation; the availability of cash for distribution and debt service and exposure to risk of default under debt obligations; increases in interest rates and our ability to manage interest rate exposure; the availability of financing on attractive terms or at all, which may adversely impact our future interest expense and our ability to pursue development, redevelopment and acquisition opportunities and refinance existing debt; a decline in real estate asset valuations, which may limit our ability to dispose of assets at attractive prices or obtain or maintain debt financing, and which may result in write-offs or impairment charges; significant competition, which may decrease the occupancy and rental rates of properties; potential losses that may not be covered by insurance; the ability to successfully complete acquisitions and dispositions on announced terms; the ability to successfully operate acquired, developed and redeveloped properties; the ability to successfully complete development and redevelopment projects on schedule and within budgeted amounts; delays or refusals in obtaining all necessary zoning, land use and other required entitlements, governmental permits and authorizations for our development and redevelopment properties; increases in anticipated capital expenditures, tenant improvement and/or leasing costs; defaults on leases for land on which some of our properties are located; adverse changes to, or enactment or implementations of, tax laws or other applicable laws, regulations or legislation, as well as business and consumer reactions to such changes; risks associated with joint venture investments, including our lack of sole decision-making authority, our reliance on co-venturers’ financial condition and disputes between us and our co-venturers; environmental uncertainties and risks related to natural disasters; our ability to maintain our status as a REIT; and uncertainties regarding the impact of the COVID-19 pandemic, and restrictions intended to prevent its spread, on our business and the economy generally. These factors are not exhaustive and additional factors could adversely affect our business and financial performance. For a discussion of additional factors that could materially adversely affect our business and financial performance, see the factors included under the caption “Risk Factors” in our annual report on Form 10-K for the year ended December 31, 2021 and our other filings with the Securities and Exchange Commission. All forward-looking statements are based on currently available information and speak only as of the dates on which they are made. We assume no obligation to update any forward-looking statement made in this press release that becomes untrue because of subsequent events, new information or otherwise, except to the extent we are required to do so in connection with our ongoing requirements under federal securities laws.

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